Exhibit 10.20
AMENDMENT NO. 2
          AMENDMENT NO. 2 dated as of October 26, 2009 to the Credit Agreement referred to below, between Teleflex Incorporated (the “Borrower”), each of the Guarantors identified under the caption “GUARANTORS” on the signature pages hereto, each of the Lenders identified under the caption “LENDERS” on the signature pages hereto and JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
          The Borrower, the Lenders party thereto (individually, a “Lender” and, collectively, the “Lenders”), the Guarantors party thereto, JPMorgan Chase Bank, N.A., as collateral agent for the Lenders, and the Administrative Agent are parties to a Credit Agreement dated as of October 1, 2007 (as amended and in effect immediately prior to giving effect to this Amendment No. 2, the “Credit Agreement”). The Borrower and the Lenders wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:
          Section 1. Definitions. Capitalized terms used in this Amendment No. 2 and not otherwise defined are used herein as defined in the Credit Agreement.
          Section 2. Amendments. Effective as provided in Section 4 hereof, the Credit Agreement shall be amended as follows:
          2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.
          2.02. Section 1.01 of the Credit Agreement is hereby amended by restating the following definition as follows:
     “Consolidated Leverage Ratio” means, as at any date, the ratio of (a) Consolidated Total Indebtedness on such date (subject to the proviso set forth in the definition of “Indebtedness” and excluding Indebtedness in respect of any Receivables Securitization Program) to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date.
          Section 3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, and of each Loan Party in each of the other Loan Documents to which it is a party, are true and correct in all material respects on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) no Default shall occur and be continuing under the Credit Agreement, as amended hereby.
          Section 4. Conditions Precedent to Effectiveness. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon receipt by the Administrative Agent of one or more counterparts of this Amendment No. 2 executed by each Loan Party and the Required Lenders.

          Section 5. Confirmation of Security Documents. The Borrower hereby confirms and ratifies all of its obligations under the Security Documents to which it is a party. By its execution on the respective signature lines provided below, each of the Guarantors hereby confirms and ratifies all of its obligations (including, without limitation, the obligations as guarantor under Article X of the Credit Agreement, as amended hereby) and the Liens granted by it under the Loan Documents to which it is a party, represents and warrants that the representations and warranties set forth in such Loan Documents are complete and correct in all material respects on the date hereof as if made on and as of such date and confirms that all references in such Loan Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.
          Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

TELEFLEX INCORPORATED
By	/s/ C. Jeffrey Jacobs
	Name:	C. Jeffrey Jacobs
	Title:	Treasurer

GUARANTORS

ARROW INTERNATIONAL INC.

ARROW INTERNATIONAL INVESTMENT CORP.

ARROW INTERVENTIONAL INC.

SIERRA INTERNATIONAL INC.

SOUTHERN WIRE, LLC

SOUTHWEST WIRE ROPE, LP
By Southwest Wire Rope GP LLC, its general partner

SPECIALIZED MEDICAL DEVICES, LLC

SSI SURGICAL SERVICES, INC.

TECHNOLOGY HOLDING COMPANY

TELAIR INTERNATIONAL INCORPORATED

TELEFLEX MEDICAL INCORPORATED

TFX EQUITIES INCORPORATED

TFX INTERNATIONAL CORPORATION

TFX MARINE INCORPORATED

TFX NORTH AMERICA INC.

THE STEPIC MEDICAL DISTRIBUTION CORPORATION

By	/s/ C. Jeffrey Jacobs
	Name:	C. Jeffry Jacobs
	Title:	(1) Vice President and Treasurer (other than for Technology Holding Company, TFX Equities Incorporated, TFX International Corporation and TFX North America Inc.) (2) President and Treasurer (in the case of TFX North America Inc.) (3) Vice President (in the case of TFX Equities Incorporated) (4) President (in the case of Technology Holding Company and TFX International Corporation)

LENDERS JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent
By	/s/ Deborah R. Winkler
	Name:	Deborah R. Winkler
	Title:	Vice President

PNC BANK NATIONAL ASSOCIATION
By	/s/ Brian T. Vesey
	Name:	Brian T. Vesey
	Title:	Vice President

ROYAL BANK OF CANADA
By	/s/ Dustin Craven
	Name:	Dustin Craven
	Title:	Attorney-in-Fact

By	/s/ Sandra Lokoff
	Name:	Sandra Lokoff
	Title:	Authorized Signatory

SOCIETE GENERALE
By	/s/ Laurence Guguen
	Name:	Laurence Guguen
	Title:	Vice President

WACHOVIA BANK, N.A.
By	/s/ James Travagline
	Name:	James Travagline
	Title:	Vice President

ALLIED IRISH BANKS, P.L.C.
By	/s/ [Illegible]
	Name:	[Illegible]
	Title:	[Illegible]

HARLEYSVILLE NATIONAL BANK AND TRUST CO.
By	/s/ Tara Handforth
	Name:	Tara Handforth
	Title:	Vice President

CATHAY UNITED BANK
By	/s/ Grace Chou
	Name:	Grace Chou
	Title:	SVP & General Manager

KEYSTONE NATIONAL BANK AND TRUST
By	/s/ Kevin D. Brown
	Name:	Kevin D. Brown
	Title:	Vice President

NORTHERN TRUST
By	/s/ Michael Kingsley
	Name:	Michael Kingsley
	Title:	Senior Vice President

BROWN BROTHERS HARRIMAN & CO.
By	/s/ John H. Wert, Jr.
	Name:	John H. Wert, Jr.
	Title:	Senior Vice President

BANK OF AMERICA, N.A.
By	/s/ Annie L. Edwards
	Name:	Annie L. Edwards
	Title:	Vice President

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH
By:	/s/ Kimberly Sousa
	Name:	Kimberly Sousa
	Title:	Director

By:	/s/ Elaine Tung
	Name:	Elaine Tung
	Title:	Director

CALYON NEW YORK BRANCH
By:	/s/ Pamela Donnelly
	Name:	Pamela Donnelly
	Title:	Director

By:	/s/ Yuri Muzichenko
	Name:	Yuri Muzichenko
	Title:	Director

COMERICA BANK
By:	/s/ Liesl Eckhardt
	Name:	Liesl Eckhardt
	Title:	Assistant Vice President

DNB NOR BANK ASA
By:	/s/ Philip F. Kurpiewski
	Name:	Philip F. Kurpiewski
	Title:	Senior Vice President

By:	/s/ Thomas Tangen
	Name:	Thomas Tangen
	Title:	Senior Vice President

HSBC BANK USA, N.A.
By:	/s/ Colleen Glackin
	Name:	Colleen Glackin
	Title:	Vice President

INTESA SANPAOLO S.P.A.
By:	/s/ Luca Sacchi
	Name:	Luca Sacchi
	Title:	VP

By:	/s/ Francesco Di Mario
	Name:	Francesco Di Mario
	Title:	FVP

KBC BANK, N.V.
By:	/s/ William Cavanaugh
	Name:	William Cavanaugh
	Title:	Director

By:	/s/ Sandra T. Johnson
	Name:	Sandra T. Johnson
	Title:	Managing Director

KEYBANK NATIONAL ASSOCIATION
By:	/s/ Brian P. Fox
	Name:	Brian P. Fox
	Title:	Vice President

LANDESBANK BADEN-WUERTTEMBERG NEW YORK AND/OR CAYMAN ISLANDS BRANCH
By:	/s/ Francois Delangle
	Name:	Francois Delangle
	Title:	Vice President

By:	/s/ Martin Steufert
	Name:	Martin Steufert
	Title:	Assistant Vice President

MIZUHO CORPORATE BANK, LTD.
By:	/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Authorized Signatory

NATIONAL CITY BANK
By:	/s/ Debra W. Riefner
	Name:	Debra W. Riefner
	Title:	Senior Vice President

RBS CITIZENS NA
By:	/s/ Jeffrey C. Lynch
	Name:	Jeffrey C. Lynch
	Title:	SVP

SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ William M. Ginn
	Name:	William M. Ginn
	Title:	Executive Officer

SUN TRUST BANK
By:	/s/ David Fournier
	Name:	David Fournier
	Title:	Vice President

THE BANK OF EAST ASIA, LIMITED NEW YORK BRANCH
By:	/s/ Kenneth Pettis
	Name:	Kenneth Pettis
	Title:	Senior Vice President

By:	/s/ Kitty Sin
	Name:	Kitty Sin
	Title:	Senior Vice President

THE BANK OF NOVA SCOTIA
By:	/s/ Paula Czach
	Name:	Paula Czach
	Title:	Director and Executive Head

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By:	/s/ Harumi Kambara
	Name:	Harumi Kambara
	Title:	Authorized Signatory

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
By:	/s/ Gareth Magee
	Name:	Gareth Magee
	Title:	Senior Manager

By:	/s/ Stephen Mitchell
	Name:	Stephen Mitchell
	Title:	Deputy Manager